UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2026

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 22, 2026, wholly-owned subsidiaries of Matador Resources Company (“Matador”), MRC Ranger, LLC (“Purchaser”) and, solely for the purposes of guaranteeing the obligations of Purchaser, MRC Energy Company (“MRC Energy”) entered into a Securities Purchase Agreement (the “Paloma Purchase Agreement”) with Paloma Permian Holdings, LLC (“Paloma Holdings”), Paloma Permian Intermediate, LLC (“Paloma Intermediate” and, together with Paloma Holdings, each a “Seller” and collectively, the “Sellers”) and Paloma Permian, LLC (the “Target”). Pursuant to the Paloma Purchase Agreement, Sellers have agreed to sell to Purchaser, and Purchaser has agreed to purchase from Sellers, all of the issued and outstanding membership interests (the “Subject Securities”) of the Target, upon the terms and subject to the conditions of the Paloma Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Paloma Purchase Agreement, the “Paloma Acquisition”). Target and its subsidiaries own certain proved undeveloped acreage and oil and natural gas producing properties located in Eddy and Lea Counties, New Mexico.

The consideration payable by Purchaser for the Subject Securities will be an amount in cash equal to $1,275,000,000 (the “Unadjusted Purchase Price”), of which $63,750,000 will be deposited into escrow in connection with the execution of the Paloma Purchase Agreement. The Unadjusted Purchase Price is subject to certain customary adjustments, including for working capital and for title defects and environmental defects.

The consummation of the Paloma Acquisition (the “Closing”) is subject to the satisfaction or waiver of a number of customary conditions set forth in the Paloma Purchase Agreement. Subject to the satisfaction of the conditions in the Paloma Purchase Agreement, the Closing is expected to occur early in the fourth quarter of 2026, with an effective date of June 1, 2026.

The Paloma Purchase Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. Except for certain specified representations and warranties or in the event of fraud, the representations and warranties of Sellers and the Target will not survive the Closing. Instead, Purchaser has obtained a representation and warranty insurance policy, under which the issuer of such policy will insure Purchaser against certain claims, damages or other losses arising from breaches by the Sellers or the Target of their representations and warranties in the Paloma Purchase Agreement, subject to certain limitations and exclusions and other customary terms and conditions. In addition, Purchaser, on the one hand, and Sellers, on the other hand, have agreed to indemnify each other and their respective affiliates, shareholders, members, officers, directors, employees and other representatives for certain losses, including, among other things, losses arising out of breaches of certain specified representations, warranties and covenants, subject to certain negotiated limitations and survival periods set forth in the Paloma Purchase Agreement.

The foregoing description of the Paloma Acquisition and the Paloma Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Paloma Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. The foregoing summary of the principal terms of the Paloma Purchase Agreement and the copy of the Paloma Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Matador, Purchaser, MRC Energy, the Sellers, the Target or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Paloma Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Paloma Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Paloma Purchase Agreement. Moreover, the representations, warranties and covenants in the Paloma Purchase Agreement were made as of specific dates, were made solely for the Paloma Purchase Agreement and for the purposes of allocating risk between the parties to the Paloma Purchase Agreement, rather than establishing matters as facts, are solely for the benefit of such parties, may be subject to qualifications or limitations agreed upon by such parties and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors and reports and documents filed with the Securities and Exchange Commission (the “SEC”). Accordingly, investors are not third-party beneficiaries under the Paloma Purchase Agreement, and the representations, warranties and covenants in the Paloma Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of Matador, Purchaser, MRC Energy, the Sellers, the Target or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Paloma Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01	Regulation FD Disclosure.

On July 22, 2026, MRC Permian Company, a wholly-owned subsidiary of Matador (“MRC Permian”), and, solely for the purposes of guaranteeing the obligations of Purchaser, MRC Energy entered into a Purchase and Sale Agreement (the “Ridge Runner Purchase Agreement” and, together with the Paloma Purchase Agreement, the “Purchase Agreements”) with Ridge Runner Resources II, LLC (“Ridge Runner”), pursuant to which Ridge Runner has agreed to cause certain of its subsidiaries to sell to MRC Permian, and MRC Permian has agreed to purchase from such subsidiaries, certain primarily undeveloped acreage and certain oil and natural gas producing properties located in Lea County, New Mexico and Winkler and Ward Counties, Texas (the “Ridge Runner Acquisition” and, together with the Paloma Acquisition, the “Acquisitions”). The consummation of the Ridge Runner Acquisition is subject to the satisfaction or waiver of a number of customary conditions set forth in the Ridge Runner Purchase Agreement and is expected to occur early in the fourth quarter of 2026, with an effective date of June 1, 2026.

On July 23, 2026, Matador issued a press release (the “Press Release”) announcing the execution of the Purchase Agreements. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In connection with the Press Release, Matador released a presentation summarizing the Acquisitions, which presentation is available on Matador’s website, www.matadorresources.com, on the Events and Presentations page under the Investor Relations tab.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements in this report include, among other things, statements about the anticipated timing of closing the Acquisitions. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks and uncertainties related to the Acquisitions: the ability of the parties to consummate the Acquisitions in the anticipated timeframe or at all; risks related to the satisfaction or waiver of the conditions to closing the Acquisitions in the anticipated timeframe or at all; risks related to obtaining the requisite regulatory approvals; disruption from the Acquisitions making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Acquisitions; the risk of litigation and/or regulatory actions related to the Acquisitions; other business effects, including the effects of industry, market, economic, political or regulatory conditions; and the other factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Matador may not succeed in addressing these and other risks. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the SEC, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this report, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Securities Purchase Agreement, dated July 22, 2026, by and among MRC Ranger, LLC, MRC Energy Company (solely for the limited purposes stated therein), Paloma Permian Holdings, LLC, Paloma Permian Intermediate, LLC and Paloma Permian, LLC
99.1	Press Release issued by Matador Resources Company on July 23, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101

*	This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: July 24, 2026	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Co-President